UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 6, 2013

CARRIZO OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Dallas Street Suite 2300 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 328-1000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.
Underwriting Agreement
On November 6, 2013, Carrizo Oil & Gas, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with RBC Capital Markets, LLC, Wells Fargo Securities, LLC and Global Hunter Securities, LLC, as joint book-running managers and representatives (the “Representatives”) of the several underwriters named on Schedule A therein (the “Underwriters”), relating to the issuance and sale in an underwritten public offering of 4,500,000 shares of the Company’s common stock, par value $0.01 per share, pursuant to the Company’s registration statement on Form S-3 (File No. 333-173821) at a price to the Company of $44.00 per share ($42.24 per share, net of underwriting discounts and commissions). The Underwriters were also granted an option to purchase up to an additional 675,000 shares from the Company within 30 days of the date of the Underwriting Agreement.
The Company expects to use the net proceeds from the offering, and any proceeds from the exercise of the Underwriters’ option to purchase additional shares, to fund in part its increased capital expenditure plan that takes into account its recently completed Utica Shale acreage acquisition, the second half 2013 development of its expanded position in the Utica Shale and the accelerated fracking of a portion of its existing inventory of Eagle Ford wells and for other general corporate purposes. The offering is expected to close on November 13, 2013, subject to customary conditions.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 1.1 to this report and incorporated by reference herein.

Statements in this report, including but not limited to those relating to the closing of the offering, use of proceeds, sales by the Underwriters and other statements that are not historical facts are forward looking statements that are based on current expectations. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct. Important factors that could cause actual results to differ materially from those in the forward-looking statements include satisfaction of closing conditions, actions by the Underwriters, results of operations, market conditions, capital needs and uses and other risks described in the prospectus relating to the offering and the Company’s Form 10-K for the year ended December 31, 2012 and its other filings with the Securities and Exchange Commission.
Item 9.01        Financial Statements and Exhibits.
(d)           Exhibits.

Exhibit Number	Description
1.1
Underwriting Agreement, dated as of November 6, 2013, by and between Carrizo Oil & Gas, Inc., the Subsidiary Guarantors named therein and RBC Capital Markets, LLC, Wells Fargo Securities, LLC and Global Hunter Securities, LLC, as representatives of the several Underwriters.

5.1	Opinion of Baker Botts L.L.P.
23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

By:	/s/ Paul F. Boling
Name:	Paul F. Boling
Title:	Chief Financial Officer, Vice President, Secretary and Treasurer

Date:  November 8, 2013

EXHIBIT INDEX

Exhibit Number	Description
1.1
Underwriting Agreement, dated as of November 6, 2013, by and between Carrizo Oil & Gas, Inc., the Subsidiary Guarantors named therein and RBC Capital Markets, LLC, Wells Fargo Securities, LLC and Global Hunter Securities, LLC, as representatives of the several Underwriters.

5.1	Opinion of Baker Botts L.L.P.
23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).

4